EXHIBIT 99.1

Letter of Transmittal

PG&E CORPORATION

Offer to Exchange Its
6 7/8% Senior Secured Notes Due 2008
(registered under the Securities Act of 1933)

For Any and All of Its Outstanding
6 7/8% Senior Secured Notes Due 2008

Pursuant to the Prospectus
Dated                                          , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
5:00 P.M., NEW YORK CITY TIME, ON                    ,                                         , 2004,
UNLESS EXTENDED (THE “EXPIRATION DATE”).

The Exchange Agent Is:

J.P. Morgan Trust Company, National Association

By mail, overnight delivery or hand:
J.P. Morgan Trust Company, National Association,
as Exchange Agent
Institutional Trust Services
2001 Bryan Street, 9th Floor
Dallas, Texas 75201
Attention: Exchanges, Frank Ivins
PG&E Corporation Exchange Offer

By facsimile:
Fax: (214) 468-6494
Attention: Frank Ivins
PG&E Corporation Exchange Offer

Online:
www.jpmorgan.com/bondholder

Confirm by telephone:
(800) 275-2048

            Delivery of this Letter of Transmittal to the Exchange Agent at an address other than as set forth above or transmission via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

            The undersigned acknowledges receipt of the prospectus dated                      , 2004 (the “Prospectus”) of PG&E Corporation, a California corporation ( the “Company”), and this letter of transmittal (the “Letter of Transmittal”), which together describe the Company’s offer (the “Exchange Offer”) to exchange its 6 7/8% Senior Secured Notes due 2008 (the “Exchange Notes”), which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for each of its outstanding 6 7/8% Senior Secured Notes due 2008 issued in a private placement that closed on July 2, 2003 (the “Original Notes”) with the holders thereof.

            The terms of the Exchange Notes are substantially identical to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes will not contain transfer restrictions and will not have the registration rights that apply to the Original Notes or entitle their holders to additional interest for the Company’s failure to comply with these registration rights.

            Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

            CONTACT YOUR BANK OR BROKER TO ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

            The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THIS ENTIRE
LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE COMPLETING THE SPACES BELOW.

            List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF ORIGINAL NOTES TENDERED

Principal Amount of
Original Notes
		Aggregate	Tendered (If Less
Name(s) and Addresses of Holder(s)	Certificate	Principal Amount of	Than All
(Please Fill In, if Blank)	Number(s)*	Original Notes	Tendered)**

Total Principal Amount Tendered

*	Need not be completed by book-entry holders.

**	Original Notes may be tendered in whole or in part in integral multiples of $1,000. All Original Notes held shall be deemed tendered unless a lesser number is specified in this column.

            Holders of Original Notes whose Original Notes are not immediately available or who cannot deliver their Original Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Notes according to the guaranteed delivery procedures set forth in the Prospectus.

            Unless the context otherwise requires, the term “holder” for purposes of this Letter of Transmittal means any person in whose name Original Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Original Notes are held of record by The Depository Trust Company (“DTC”).

☐	Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered Original Notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Exchange Agent and complete the following:

Name of registered holders(s)

Name of Institution which guaranteed delivery

Date of execution of Notice of Guaranteed Delivery

If Delivered by Book-Entry Transfer:

Name of tendering Institution

DTC Account Number

Transaction Code Number

☐	Check here if Exchange Notes are to be delivered to a person other than the person signing this Letter of Transmittal and complete the following:

Name:

Address:

☐	Check here if Exchange Notes are to be delivered to an address different from that listed elsewhere in this Letter of Transmittal and complete the following:

Name:

Address:

☐	Check here and complete the following if you are a broker-dealer who acquired the original notes for your own account as a result of market making or other trading activities (a “participating broker-dealer”) and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto:

Name:

Address:

            If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer holding Original Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Original Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. Any holder who is an “affiliate” of the Company or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Original Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

            The undersigned hereby tenders to PG&E Corporation, a California corporation (the “Company”), the above described aggregate principal amount of the Company’s 6 7/8% Senior Secured Notes due 2008 (the “Original Notes”) in exchange for like 6 7/8% Senior Secured Notes due 2008 (the “Exchange Notes”) which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and subject to the conditions set forth in the Prospectus dated                       , 2004 (as the same may be amended or supplemented from time to time, the “Prospectus”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the “Exchange Offer”).

            Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered in accordance herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) to cause the Original Notes to be assigned, transferred and exchanged.

            The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Original Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Original Notes, and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes or to transfer ownership of such Original Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Original Notes by the Company and the issuance of the Exchange Notes in exchange therefor shall constitute full performance by the Company of its obligations under the Registration Rights Agreement, dated as of July 2, 2003, by and among the Company and the initial purchasers of the Original Notes (the “Registration Rights Agreement”) and that the Company will have no further obligations or liabilities thereunder. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

            If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, the Original Notes not exchanged will be returned or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC, without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

            The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in “The Exchange Offer—Procedures for Tendering” in the Prospectus and in the instructions herein will, upon the Company’s acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered by the undersigned.

            By tendering Original Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

            (i) the undersigned is not an “affiliate” of the Company (as defined in Rule 405 under the Securities Act),

            (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business and the undersigned received the Original Notes being tendered for exchange in the ordinary course of its business,

            (iii) if the undersigned is not a broker-dealer, the undersigned or the person receiving the Exchange Notes is not engaged in, does not intend to engage in and has no arrangement or understanding with any person to engage in a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer, and

            (iv) the undersigned is not a broker-dealer tendering Original Notes acquired directly from the Company.

            If any holder of Original Notes cannot meet the requirements set forth in paragraphs (i) through (iv) above, such holder (i) may not rely on certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties relating to exchange offers and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act or ensure the availability of an exemption from the registration requirements of the Securities Act in connection with any resale transaction.

            By tendering Original Notes pursuant to the Exchange Offer, a holder of Original Notes who is a broker-dealer represents and agrees that (a) such Original Notes held by the broker-dealer are held only as a nominee, or (b) such Original Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act).

            The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a broker-dealer who acquired Original Notes for its own account as a result of market-making or other trading activities (a “Participating Broker-Dealer”) in connection with resales of Exchange Notes received in exchange for such Original Notes, until                    , 2004 or such shorter period during which the Participating Broker-Dealer is required by law to deliver the Prospectus. However, a Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided herein for that purpose or may be delivered to the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal. In that regard, each Participating Broker-Dealer, by tendering such Original Notes, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, it shall extend the period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

            All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, tenders of Original Notes may be withdrawn at any time prior to the Expiration Date.

            The undersigned, by completing the section titled “Description of Original Notes Tendered” above and signing this letter, will be deemed to be tendering the Original Notes in the amount set forth in such section.

            Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, the undersigned hereby directs that such Exchange Notes be credited to the DTC account of the DTC participant in whose name the Original Notes are registered. Unless otherwise indicated under “Special Delivery Instructions,” please deliver certificates evidencing Exchange Notes to the undersigned at the address shown below the undersigned’s signature.

TENDERING HOLDER(S) SIGN HERE

     Must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) for the Original Notes being tendered or on a security position listing or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer’s full title. See Instruction 3.

(Signature(s) of holder(s))
Date	, 2004

Name(s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security Number(s)

GUARANTEE OF SIGNATURE(S)
(If Required—See Instruction 3)

Authorized Signature

Dated

Name

Capacity or Title

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

SPECIAL ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)	(See Instructions 3 and 4)

To be completed ONLY if the Exchange Notes and/or any non-tendered or non-exchanged Original Notes are to be issued in the name of someone other than the holder of the Original Notes whose name(s) appear(s) above.	To be completed ONLY if the Exchange Notes and/or non-tendered or non-exchanged Original Notes are to be sent to someone other than the registered holder of the Original Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.
Issue:	Deliver:
[ ] Exchange Notes to:	[ ] Exchange Notes to:
[ ] Non-tendered or non-exchanged Original Notes to:	[ ] Non-tendered or non-exchanged Original Notes to:

Name	Name

(Please Print)	(Please Print)
Address	Address

(Include Zip Code)	(Include Zip Code)

(Taxpayer Identification or Social Security Number)	(Taxpayer Identification or Social Security Number)

(Telephone Number, with Area Code)	(Telephone Number, with Area Code)

SEE INSTRUCTIONS

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

            1. Delivery of This Letter of Transmittal and Notes; Guaranteed Delivery Procedures. A holder of Original Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered, and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth on the cover of this Letter of Transmittal on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

            Holders of Original Notes may tender Original Notes by book-entry transfer by crediting the Original Notes to the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send a computer-generated message (an “Agent’s Message”) to the Exchange Agent for its acceptance in which the holder of the Original Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Original Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent. Delivery of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

            The method of delivery of this Letter of Transmittal, the Original Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Rather than mail these items, the Company recommends that holders use an overnight or hand delivery service. If delivery is by mail, it is suggested that certified or registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery. NO ORIGINAL NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY. Holders may request their respective brokers, dealers, commercial banks, trust companies or other nominees to effect the above transactions for them.

            Holders whose Original Notes are not immediately available or who cannot deliver their Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Original Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed notice of guaranteed delivery, by facsimile transmission, mail or hand delivery, setting forth the name and address of the holder, the principal amount of Original Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three (3) New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal, or a facsimile of this Letter of Transmittal, duly executed, together with a book-entry confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the properly completed and executed Letter of Transmittal, or facsimile thereof, as well as a book-entry confirmation, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three (3) New York Stock Exchange trading days after the Expiration Date.

            2. Partial Tenders and Withdrawal Rights. If less than the entire principal amount of Original Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Original Notes tendered in the box entitled “Description of Original Notes Tendered.” Original Notes may be

tendered in whole or in part in integral multiples of $1,000. A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

            If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

            To be effective with respect to the tender of Original Notes, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at the address for the Exchange Agent set forth above. Any notice of withdrawal must (i) specify the name of the person who tendered the Original Notes to be withdrawn; (ii) identify the Original Notes to be withdrawn including the certificate number or numbers and principal amount of such Original Notes; and (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the trustee with respect to the Original Notes register the transfer of the Original Notes into the name of the person withdrawing the tender. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes and otherwise comply with DTC procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

            Any Original Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Original Notes tendered by book-entry transfer into the Exchange Agent’s account at DTC pursuant to the book-entry transfer procedures described above, such Original Notes will be credited to an account with DTC for Original Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer). Properly withdrawn Original Notes may be retendered by following one of the procedures described under the caption “The Exchange Offer—Procedures for Tendering” in the Prospectus at any time prior to the Expiration Date.

            3. Signature on This Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Original Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

            If any of the Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

            If a number of Original Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Original Notes.

            When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Original Notes) of Original Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

            Signatures on this Letter of Transmittal or a notice of withdrawal must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an “Eligible Institution”), unless the Original Notes tendered pursuant hereto are tendered: (i) by a registered holder who has not completed the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter of Transmittal; or (ii) for the account of an Eligible Institution.

            If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Original Notes listed, such Original Notes must be endorsed by the registered holder with the signature guaranteed by an Eligible Institution or accompanied by proper documentation of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, and signed by the registered holder with the signature guaranteed by an Eligible Institution.

            If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

            4. Special Issuance and Delivery Instructions. Tendering holders should indicate the name and address to which the Exchange Notes or certificates for Original Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

            5. Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who instruct the Company to register Exchange Notes in the name of, or request that Original Notes not tendered or not accepted in the Exchange Offer be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon. If satisfactory evidence of payment of such transfer taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

            6. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus or the Letter of Transmittal.

            7. Mutilated, Lost, Destroyed or Stolen Certificates. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated on the cover page for further instructions.

            8. Questions, Requests for Assistance and Additional Copies. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, company or other nominee.

            9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted except as set forth in the Prospectus. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

            Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

            Important: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of original notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.